SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 2001

                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-26230                   91-1688446
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(State or other jurisdiction         (Commission              (IRS Employer of
      incorporation)                 File Number)            Identification No.)

              4601 N.E. 77th Avenue, Suite 200, Vancouver, WA 98662
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 360-253-2346

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets

      On May 14, 2001, Western Power and Equipment Corp. (the "Company"), entered into a Merger Agreement (the "Merger Agreement") with SupplyPoint Inc. ("SupplyPoint") and closed subject to the conditions hereinafter set forth. Pursuant to the Merger Agreement, SupplyPoint shall be merged with and into WPEC Acquisition Corp., a wholly-owned subsidiary of the Company. The closing documents are being held in escrow subject to certain conditions, including but not limited to, the following:

      (A) the approval of the merger transaction by Deutsche Financial Services, its chief lender, and Case Corporation, a manufacturer and distributor of construction and agricultural equipment, and secured lender to the Company and the Company's principal supplier;

      (B) the election of either Irwin L. Gross, the President, Chairman & CEO of SupplyPoint, or an individual to be designated by him to serve as a member of the Company's Board of Directors; and

      (C) the selection of either Irwin L. Gross or an individual to be designated by him to act as the Company's Executive Vice President;

      (D) the delivery to the escrow agent of all original insurance policies of SupplyPoint;

      (E) the delivery to the escrow agent of all books and records of SupplyPoint; and


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      (F) the delivery by the Company to the escrow agent of an irrevocable proxy executed by American United Global, Inc. in favor of Irwin L. Gross with respect to all of the voting stock of the Company held by such entity equal to approximately 36.7% of the total shares of the Company's voting stock outstanding as of the date of the Merger Agreement.

      The effective date of the Merger Agreement (the "Effective Date") shall be the date the escrow items shall be released which shall be ten (10) business days after the escrow agent receives written notification from either party that all of the conditions of release of the escrow items have been satisfied or waived by the applicable party, unless the party which has not sent the written notification objects within ten (10) business days after the escrow agent receives the written notification.

      Pursuant to the Merger Agreement, which was approved by the Board of Directors of both companies, holders of SupplyPoint common shares shall receive 650,000 shares of common stock of the Company (the "Common Stock") and 2,235,000 shares of the Preferred Stock. Each share of Preferred Stock shall be convertible, upon shareholder approval, into ten (10) shares of Common Stock. The transaction is structured to qualify as a tax-free merger. Upon the Effective Date, two directors of the Company and the directors of SupplyPoint immediately prior to the Effective Date of the Merger shall be the directors of WPEC Acquisition Corp.

      The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this current report on Form 8-K.


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Item 5. Other Events and Regulation FD Disclosure

      On May 16, 2001 the Company received an offer from e*machinery.net, Inc. ("EMAC") to purchase the business and assets of the Company for $9,000,000, consisting of $2,000,000 in cash and $7,000,000 in common stock, as well as the assumption of certain limited liabilities. The Board of Directors of the Company has expressed its concerns to EMAC about the proposal including, but not limited to, accepting EMAC's stock. The Company's board is waiting for a response from EMAC.

      The Company previously announced that it entered into an agreement dated November 1, 2000 with Western Power & Equipment, L.L.C., a newly formed entity owned by members of Management, for the sale of the Company's assets for $4,100,000 pursuant to a promissory note payable over seven years. This agreement is subject to stockholder approval and will be voted upon at the Company's next stockholder meeting which the Company is in the process of scheduling.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

      Audited balance sheet and statements of income and cash flows of SupplyPoint as of December 31, 2000.

(b) Pro Forma Financial Information.

      Pro forma financial information will be filed by amendment to this Current Report.


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(c) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

Exhibit 2.1 Merger Agreement by and among Western Power & Equipment Corp., Western Power Acquisition Corp., a wholly owned subsidiary of Western Power, and SupplyPoint Inc. **

Exhibit 2.2 First Amendment to the Merger Agreement by and among Western Power & Equipment Corp., Western Power Acquisition Corp., a wholly owned subsidiary of Western Power, and SupplyPoint Inc.

Exhibit 3.1  Certificate of Designation, Preferences and Other Rights of
             Series A and Series B Preferred Stock of Western Power & Equipment Corp.

Exhibit 23.1 Consent of  Seligson & Giannattasio, LLP

Exhibit 99.1 Audited balance sheet and statements of income and cash flows of
             SupplyPoint, Inc. as of December 31, 2000.

** The following exhibits to the Merger Agreement shall be filed by an amendment to this 8K.

      Exhibit "F"  - Employee Stock Option Plan

      Exhibit "PP" - Robert Rubin Consulting Agreement

      Exhibit "UU" - Fairness Opinion of Capitalink, L.C.

      Exhibit "NN" - Mark Wright Employment Agreement

      Exhibit "OO" - C. Dean Mclain Employment Agreement

      Exhibit "QQ" - Bryan Becker Employment Agreement

      Exhibit "RR" - Robert Potts Offer Letter

      Exhibit "SS" - James Lien Offer Letter

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Western Power & Equipment Corp.


Date: May 25, 2001                      By: /s/ Mark J. Wright
                                           -------------------------------------
                                           Mark J. Wright, Vice President of
                                           Finance & Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit                              Location
------      ----------------------                              --------

2.1         Merger Agreement by and among                       Exhibit "A"
            Western Power & Equipment Corp.,
            Western Power Acquisition Corp.,
            a wholly owned subsidiary of Western
            Power, and SupplyPoint Inc.

2.2         First Amendment to the Merger Agreement             Exhibit "B"
            by and among Western Power & Equipment Corp.,
            Western Power Acquisition Corp.,
            a wholly owned subsidiary of Western
            Power, and SupplyPoint Inc.

3.1         Certificate of Designation, Preferences and         Exhibit "C"
            Other Rights of Series A and Series B Preferred
            Stock of Western Power & Equipment Corp.

23.1        Consent of Seligson & Giannattasio, LLP             Exhibit "D"

99.1        Audited balance sheet and statements of income      Exhibit "E"
            and cash flows of SupplyPoint, Inc. as of December 31, 2000.


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